Exhibit 99.1
NASDAQ: FCTR 1 Focus on Performance Raymond James & Associates 27th Annual Institutional Investors Conference March 7, 2006 1

Robert E. James, Jr. President & Chief Executive Officer Charles A. Caswell Chief Financial Officer 3

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, our business plan and strategic initiatives, including the balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof. 5

A Quick Look at First Charter 2005-A Year of Transition Strategy for Growth 2006 Focus and Guidance First Charter-A Compelling Investment Choice Focus on Performance 7

Who is First Charter? 1995 Bank of Union $147 MM Carolina St Bank $133 MM 1997 1998 Home Fed Savings $1.03 Bil Begin Insurance Agency Acquisitions Bob James and Rick Manley Join Company 1999 2000 Carolina First Bancshares $792 MM Steve Rownd Joins Company Loan Sale and Balance Sheet Initiatives 2003 2004 Last of 10 Insurance Agency Acquisitions Bob James New CEO Cecil Smith Steve Antal & Chuck Caswell Join Company FCTR Enters Raleigh 2005 First Charter Formed From Merger of Equals 1984 9 9

The Right Markets for Growth ....as of December 31, 2005 Assets: $4.2 Billion Deposits: $2.8 Billion 59 Banking & Insurance Offices 1,100 Employees Serving 151,000 Households Market Cap: $727 Million 11

Vibrant Markets MSA Market Rank Number of Branches Deposit Market Share (%) Percent of Franchise (%) Population Change 2000-2005 (%) Projected Population Change 2005-2010 (%) Median HH Income 2005 ($) HH Income Change 2000-2005 (%) Projected HH Income Change 2005-2010 (%) Charlotte Metro* 4 42 3.0 83.70 17.39 16.22 55,566 13.97 15.06 Wake County (Raleigh) 1 18.51 16.11 64,013 16.34 17.47 NC Average 8.49 7.74 44,845 14.43 14.51 National Average 6.15 6.26 49,747 17.98 17.36 13 Source-SNL Financial, Claritas. * Metro Charlotte defined as Mecklenburg and contiguous counties. 84 percent of franchise deposits located within Metro Charlotte*; 94 percent located within MSAs. Raleigh's demographic trends are strong and in some respects look favorable to Charlotte's. Population growth expected at more than twice the national average over the next five years. 13

New Management Team New Market Entry Vision and Strategy Financial Transition 2005-A Year of Transition 15

17 Transition to a New Management Team 17

Vision... 19 A Preferred Employer (employees) Very Satisfied Customers (customers) Outstanding Total Return to Shareholders (owners) First Charter a Good Company First Charter a GREAT Company to

Our Growth Strategy 21

23 A REGIONAL FINANCIAL SERVICES COMPANY... Our Growth Strategy

Our Growth Strategy 25 Friendly, Caring Flexibility Speed A REGIONAL FINANCIAL SERVICES COMPANY... DELIVERING COMMUNITY BANKING SERVICE

The Right Strategy For Growth Community Banking Model Large, Bureaucratic Competitors Decentralized Management Exceptional Service 24 27 27

4Q/02 2Q/03 4Q/03 2Q/04 4Q/04 2Q/05 4Q/05 79 83 80 80 82 81 80 83 82 83 85 82 81 84 32 Industry Average** Very Satisfied 63% * Percent of VERY SATISFIED Customers 84% Consistently Delivering "Expect More" Service * Quarterly independent survey of over 1,500 customers. ** American Banker/Gallup 2005 Consumer Survey. 14 29

The Right Strategy For Growth Community Banking Model Large, Bureaucratic Competitors Decentralized Management Exceptional Service 24 Organic Growth Vibrant Markets Disciplined Sales & Marketing 31 31

2002 2003 2004 6/27/1905 19068 40995 38607 41779 33 Aggressively Acquiring New Customers Net Fee Revenue Per Account $264 2003 2002 2004 2005 ....CHAMP Results as of December 31, 2005 33

The Right Strategy For Growth Community Banking Model Large, Bureaucratic Competitors Decentralized Management Exceptional Service 24 Organic Growth Vibrant Markets Disciplined Sales & Marketing Comprehensive Products 35 35

Insurance Services Brokerage Services Corporate and Private Asset Management Mortgage Services Offering a Comprehensive Products Set 37

The Right Strategy For Growth Community Banking Model Large, Bureaucratic Competitors Decentralized Management Exceptional Service 24 Organic Growth Vibrant Markets Disciplined Sales & Marketing Comprehensive Products Convenience 39 39

De Novo Financial Centers: Charlotte (October) Raleigh (October) Loan Production Office: Asheville (December) Replacement Financial Centers: Charlotte (June) Monroe (July) Concord (September) Extended Hours Free Online Banking and Bill Pay Improving Convenience 41

The Right Strategy For Growth Community Banking Model Large, Bureaucratic Competitors Decentralized Management Exceptional Service 24 Market Expansion De Novo Branches Loan Production Offices Smart Acquisitions Organic Growth Vibrant Markets Disciplined Sales & Marketing Comprehensive Products Convenience 43 43

Expense Reduction Initiatives Balance Sheet Repositioning Improving Core Bank Performance Financial Transition-Steps Taken in 2005 45

Expense Reduction Initiatives: Consolidation of insurance offices Consolidation of office supplies and official checks Review and renegotiate vendor contracts Financial Transition 47

Balance Sheet Repositioning Leverage Position (Prior to Restructuring) * Expected Fourth Quarter Average. **Assuming $466 Million Leverage Portfolio. 49 Wholesale balance sheet (40% of assets) had a negative impact on First Charter's cost of funds, margin, profitability, and ability to grow capital. Fundamental Asset/Liability mismatch had evolved: - Investment Yields 3.50% - Fixed - Debt Costs 5.28% - Floating* Estimated drag on earnings** = $8.3 million pre-tax.

Deleveraged Balance Sheet by approximately 10% Sold $466 million securities-Yield 3.50% Extinguished similar amount of debt-Yield 5.28% Terminated $222 million related swaps Incurred approximately $20 million after-tax charge Balance Sheet Repositioning 51 * Detailed in Third Quarter Press Release.

Reduce Exposure of Rising Rates Increase Profitability Improve Quality of Earnings Improve Liquidity Increase Capital Ratios Benefits of Balance Sheet Repositioning 53

Loans 4Q04 1Q05 2Q05 3Q05 4Q05 Commercial 1.34 1.31 1.39 1.48 1.5 Mortgage 0.35 0.47 0.59 0.59 0.58 Consumer 0.76 0.78 0.81 0.83 0.84 24 20% Up 3% annualized Down 3% annualized Up 7% annualized 55 Loan Growth-Total Loan Average Balances Grew $484 Million or 20%. Commercial Loans up 12%. Consumer Loans up 11%. Q1 2005 Mortgage Loan Purchase Contributed $191 Million ....in Billions Improving Core Performance

Deposits 4Q04 1Q05 2Q05 3Q05 4Q05 Retail CDs 0.918 0.9698 0.9816 0.993 0.93 Cash Mgmt Products 0.13 0.11 0.1125 0.128 0.109 Interest Checking & MM 0.974 0.9279 0.9078 0.9647 1.05 Noninterest bearing 0.388 0.372 0.387 0.417 0.424 25 Noninterest bearing DDA Average Balance up 9% vs. year ago and 7% annualized in the quarter Up 36% annualized 8% Down 25% annualized 57 Deposit Growth-Retail Deposits and Cash Management Product Average Balances are up 8% Over the Past Year. ....in Billions Improving Core Performance

Non-interest Income Impacted by Balance Sheet Repositioning: Loss on Sale of Securities ($16.7 Million) Deposit Service Charges Up 5.2% ATM/Debit Card/Other Up 18.2% Mortgage Loan Fees Up 120% Financial Management Income Up 13.9% 59 4Q 2005 Compared to 4Q 2004 Improving Core Performance-Fourth Quarter Results

Record Net Interest Income FTE of $32.5MM vs. $31.7MM Net Interest Margin Improved 35 bp from 2.92% to 3.27% Investment Portfolio Yields Improved 32 bp from 3.84% to 4.16% 61 4Q 2005 Compared to 3Q 2005 Improving Core Performance-Fourth Quarter Results

2006 Focus & Initiatives 23 63

Enhance Workplace Environment Increase Marketing Increase Focus on Commercial Lending Improve Net Interest Margin Improve and Expand Our Franchise 2006 Focus & Initiatives 65

De Novo Financial Centers: North Raleigh (February) Garner (February) Cary (February) ATMs: Raleigh Area-22 ATMs (January) Replacement Financial Centers: Lincolnton (June) Denver (July) Improving and Expanding the Enterprise- 2006 67

2006 Earnings Guidance 23 69

Loan Growth: 10 to 12% Concentrated in Commercial and Consumer; expect Mortgage Portfolio to be flat year over year. Core Deposit Growth: 9 to 11% Concentrated in DDA and Money Market Deposits; expect CDs to be flat year over year. Non Interest Income: 7 to 9% Service Charges, Mortgage, Insurance, Brokerage and CPAM to drive results. Non Interest Expense: 3 to 5% Growth due to higher salary and benefit costs; technology related spends; does not include FAS 123r. 46 71 Key Assumptions (excludes Raleigh)

Net Interest Margin: 3.40 - 3.50% Expect lift from full year benefit of balance sheet repositioning and the run-off of low-yielding securities. Net Charge-Offs: 20 to 30 basis points of total loans: Expect 2006 credit trends to resemble 2004 and 2005. Income Tax Rate: Expect a tax rate in a range between 33.8% and 34.2%. Interest Rate: Assuming interest rates evolve along the implied forward rate path based on early December yield curve. 46 73 Key Assumptions (excludes Raleigh)

48 Earnings Per Share $1.63 - $1.67 75 2006 Earnings Guidance Including Raleigh Expansion: Raleigh expenses will cost about 5 cents in 2006 Excluding FAS 123r expenses

A Compelling Investment Opportunity 23 77

Vibrant, Growing Markets Successful Community Banking Growth Model New Executive Management Team Commitment to Improved Performance: Net Interest Margin Operating Efficiency Continued Emphasis on Credit Quality Franchise Growth A Compelling Investment Opportunity 79

Questions 23 81

Common Shares Outstanding: 30.7 million Average Trading Volume (3 months): 54,529 Institutional Ownership: 22% Dividend Yield: 3.21% More About Us 83 ....as of December 31, 2005

Check our Website at www.firstcharter.com Questions and Additional Inquiries: Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 51 85

NASDAQ: FCTR 87